                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                                  ARMCO INC.

     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4 relating to the exchange of its 8 7/8% Senior Notes due 2008 for registered notes of like tenor, hereby constitutes and appoints Gary R. Hildreth and James L. Bertsch, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 22nd day of January, 1999.

                                                /s/ James F. Will
                                                ------------------------
                                                James F. Will
                                                Chairman, President and
                                                Chief Executive Officer

                               POWER OF ATTORNEY

                                  ARMCO INC.

     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4 relating to the exchange of its 8 7/8% Senior Notes due 2008 for registered notes of like tenor, hereby constitutes and appoints Gary R. Hildreth and James L. Bertsch, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 22nd day of January, 1999.

                                                /s/ Jerry W. Albright
                                               -----------------------------
                                                Jerry W. Albright
                                                Vice President and
                                                Chief Financial Officer

                               POWER OF ATTORNEY

                                  ARMCO INC.

     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4 relating to the exchange of its 8 7/8% Senior Notes due 2008 for registered notes of like tenor, hereby constitutes and appoints Gary R. Hildreth and James L. Bertsch, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 22nd day of January, 1999.

                                                /s/ John N. Davis
                                               ---------------------------
                                                John N. Davis
                                                Vice President and Controller

                               POWER OF ATTORNEY

                                  ARMCO INC.

     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4 relating to the exchange of its 8 7/8% Senior Notes due 2008 for registered notes of like tenor, hereby constitutes and appoints Gary R. Hildreth and James L. Bertsch, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 22nd day of January, 1999.

                                                /s/ Dan R. Carmichael
                                                ------------------------
                                                 Dan R. Carmichael
                                                 Director

                               POWER OF ATTORNEY

                                  ARMCO INC.

     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4 relating to the exchange of its 8 7/8% Senior Notes due 2008 for registered notes of like tenor, hereby constitutes and appoints Gary R. Hildreth and James L. Bertsch, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 22nd day of January, 1999.

                                                /s/ Dorothea C. Gilliam
                                                -----------------------------
                                                Dorothea C. Gilliam
                                                Director

                               POWER OF ATTORNEY

                                  ARMCO INC.

     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4 relating to the exchange of its 8 7/8% Senior Notes due 2008 for registered notes of like tenor, hereby constitutes and appoints Gary R. Hildreth and James L. Bertsch, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 22nd day of January, 1999.

                                                /s/ John C. Haley
                                               --------------------------
                                               John C. Haley
                                               Director

                               POWER OF ATTORNEY

                                  ARMCO INC.

     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4 relating to the exchange of its 8 7/8% Senior Notes due 2008 for registered notes of like tenor, hereby constitutes and appoints Gary R. Hildreth and James L. Bertsch, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 22nd day of January, 1999.

                                                /s/ Charles J. Hova, Jr.
                                              ------------------------------
                                               Charles J. Hova, Jr.
                                               Director

                               POWER OF ATTORNEY

                                  ARMCO INC.

     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4 relating to the exchange of its 8 7/8% Senior Notes due 2008 for registered notes of like tenor, hereby constitutes and appoints Gary R. Hildreth and James L. Bertsch, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 22nd day of January, 1999.

                                                /s/ Bruce E. Robbins
                                              ------------------------------
                                               Bruce E. Robbins
                                               Director

                               POWER OF ATTORNEY

                                  ARMCO INC.

     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4 relating to the exchange of its 8 7/8% Senior Notes due 2008 for registered notes of like tenor, hereby constitutes and appoints Gary R. Hildreth and James L. Bertsch, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 22nd day of January, 1999.

                                                /s/ Jan S. Suwinski
                                              ------------------------------
                                               Jan S. Suwinski
                                               Director

                               POWER OF ATTORNEY

                                  ARMCO INC.

     The undersigned, in each of my capacities with Armco Inc., an Ohio corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements on Form S-4 relating to the exchange of its 8 7/8% Senior Notes due 2008 for registered notes of like tenor, hereby constitutes and appoints Gary R. Hildreth and James L. Bertsch, and each of them individually, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned in my name said Registration Statements and any and all amendments thereto (including post-effective amendments), and to file with the Securities and Exchange Commission the same, with all exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, hereby ratifying and approving the acts of said attorneys and any of them and of any such substitute.

     Executed this 22nd day of January, 1999.

                                                /s/ John D. Turner
                                               ----------------------------
                                                John D. Turner
                                                Director